UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ----------------------------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 12, 2005



                         INTERNATIONAL DEVELOPMENT CORP.
             (Exact name of registrant as specified in its charter)



                                     NEVADA
         (State or other jurisdiction of incorporation or organization)


            000-31343                                     36-4567500
    (Commission File Number)                  (IRS Employer Identification No.)


  534 DELAWARE AVENUE, SUITE 412                            14202
        BUFFALO, NEW YORK                                 (Zip Code)
   (principal executive offices)


                                 (416) 490-0254
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written  communications  pursuant  to  Rule  425  under  the Securities Act

[_]  Soliciting  material  pursuant  to  Rule  14a-12  under  the  Exchange  Act

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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ITEM  1.01.     ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT.

     On October 12, 2005, International Development Corp. (the "Registrant") executed an Exclusive License Agreement with Wataire Industries, Inc., a Nevada corporation, for the entire United States of America covering certain processes and products relating to technology-based water generation and purification, all of which are the subject of pending patent applications (the "License Agreement"). The License Agreement is attached as an Exhibit to this Current Report. "Water generation and purification" means any product developed by Wataire, or with the assistance or at the direction of Wataire, whether developed prior to or subsequent to the date of the License Agreement, including any process for water generation and purification, any equipment for generating or purifying water, and any apparatus and methods which may be used by Wataire in its business of water generation and purification, provided that the licensed products do not include services performed in association with the water generation and purification technology. The license granted is perpetual, non-revocable, and assignable by the Registrant.

     The Registrant's board of directors determined that the terms of the License Agreement are reasonable. The Registrant's board did not seek a third party fairness opinion or any valuation or appraisal of the terms of the transaction. Thus, the Registrant's stockholders will not have the benefit of a third party opinion that the terms of the License Agreement were fair from a financial point of view.

ITEM  3.02     UNREGISTERED  SALES  OF  EQUITY  SECURITIES.

     In consideration of the License Agreement, the Registrant has issued to Wataire 15,000,000 shares of the Registrant's Series C preferred stock, par value $0.001 per share. Each share of the Series C preferred stock received by Wataire is convertible into one share of the Registrant's common stock. Likewise, each share of the Series C preferred stock has voting rights equal to one share of the Registrant's common stock.

ITEM  9.01     FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (c)     Exhibits.

     The  following  exhibit  is  filed  herewith:

EXHIBIT NO.    IDENTIFICATION OF EXHIBIT
-----------    -------------------------
     10.1      Exclusive License Agreement with Wataire Industries, Inc. dated
               October  12,  2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 21, 2005            INTERNATIONAL DEVELOPMENT CORP.


                                   By /s/Betty-Ann Harland
                                     -------------------------------------------
                                      Betty-Ann Harland, Chief Executive Officer


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